Pensions and other postretirement benefits	12 Months Ended
Dec. 31, 2016
Pensions and other postretirement benefits
Pensions and other postretirement benefits

12 – Pensions and other postretirement benefits

The Company has various retirement benefit plans under which substantially all of its employees are entitled to benefits at retirement age, generally based on compensation and length of service and/or contributions. Senior and executive management employees subject to certain minimum service and age requirements, are also eligible for an additional retirement benefit under their Special Retirement Stipend Agreements, the Supplemental Executive Retirement Plan or the Defined Contribution Supplemental Executive Retirement Plan.

The Company also offers postretirement benefits to certain employees providing life insurance, medical benefits and, for a closed group of employees, free rail travel benefits during retirement. These postretirement benefits are funded as they become due. The information in the tables that follow pertains to all of the Company’s defined benefit plans. However, the following descriptions relate solely to the Company’s main pension plan, the CN Pension Plan, unless otherwise specified.

Description of the CN Pension Plan

The CN Pension Plan is a contributory defined benefit pension plan that covers the majority of CN employees. It provides for pensions based mainly on years of service and final average pensionable earnings and is generally applicable from the first day of employment. Indexation of pensions is provided after retirement through a gain/loss sharing mechanism, subject to guaranteed minimum increases. An independent trust company is the Trustee of the Company’s pension trust funds (which includes the CN Pension Trust Fund). As Trustee, the trust company performs certain duties, which include holding legal title to the assets of the CN Pension Trust Fund and ensuring that the Company, as Administrator, complies with the provisions of the CN Pension Plan and the related legislation. The Company utilizes a measurement date of December 31 for the CN Pension Plan.

Funding policy

Employee contributions to the CN Pension Plan are determined by the plan rules. Company contributions are in accordance with the requirements of the Government of Canada legislation, the Pension Benefits Standards Act, 1985, including amendments and regulations thereto, and such contributions follow minimum and maximum thresholds as determined by actuarial valuations. Actuarial valuations are generally required on an annual basis for all Canadian plans, or when deemed appropriate by the Office of the Superintendent of Financial Institutions. These actuarial valuations are prepared in accordance with legislative requirements and with the recommendations of the Canadian Institute of Actuaries for the valuation of pension plans. Actuarial valuations are also required annually for the Company’s U.S. qualified pension plans.

The Company’s most recently filed actuarial valuations for its Canadian registered pension plans conducted as at December 31, 2015 indicated a funding excess on a going concern basis of approximately $2.2 billion and a funding excess on a solvency basis of approximately $0.3 billion, calculated using the three-year average of the plans’ hypothetical wind-up ratio in accordance with the Pension Benefit Standards Regulations, 1985. The federal pension legislation requires funding deficits, as calculated under current pension regulations, to be paid over a number of years. Alternatively, a letter of credit can be subscribed to fulfill required solvency deficit payments.

The Company’s next actuarial valuations for its Canadian plans required as at December 31, 2016 will be performed in 2017. These actuarial valuations are expected to identify a funding excess on a going concern basis of approximately $2.5 billion, while on a solvency basis a funding excess of approximately $0.1 billion is expected. Based on the anticipated results of these valuations, the Company expects to make total cash contributions of approximately $115 million for all pension plans in 2017. As at February 1, 2017 the Company had contributed $60 million to its defined benefit pension plans for 2017.

Plan assets

The assets of the Company’s various Canadian defined benefit pension plans are primarily held in separate trust funds (“Trusts”) which are diversified by asset type, country and investment strategies. Each year, the CN Board of Directors reviews and confirms or amends the Statement of Investment Policies and Procedures (“SIPP”) which includes the plans’ long-term target asset allocation (“Policy”) and related benchmark indices. This Policy is based on a long-term forward-looking view of the world economy, the dynamics of the plans’ benefit obligations, the market return expectations of each asset class and the current state of financial markets.

Annually, the CN Investment Division (“Investment Manager”), a division of the Company created to invest and administer the assets of the plans, proposes an investment strategy (“Strategy”) for the coming year which is expected to differ from the Policy because of current economic and market conditions and expectations. The Investment Committee of the Board of Directors (“Committee”) regularly compares the actual plan asset allocation to the Policy and Strategy and compares the actual performance of the Company’s pension plans to the performance of the benchmark indices.

The Company’s 2016 Policy and actual asset allocation for the Company’s pension plans based on fair value are as follows:

	Policy	Actual plan asset allocation

		2016	2015
Cash and short-term investments	3%	3%	2%
Bonds and mortgages	40%	33%	30%
Private debt (1)	-	1%	1%
Equities (1)	42%	38%	41%
Real estate	4%	2%	2%
Oil and gas	7%	6%	5%
Infrastructure (1)	4%	5%	5%
Absolute return	-	10%	11%
Risk-based allocation	-	2%	3%
Total	100%	100%	100%

(1)	Certain assets in the 2015 comparative figures have been reclassified from infrastructure to private debt and equity to conform to the current year’s presentation.

The Committee’s approval is required for all major investments in illiquid securities. The SIPP allows for the use of derivative financial instruments to implement strategies, hedge, and adjust existing or anticipated exposures. The SIPP prohibits investments in securities of the Company or its subsidiaries. Investments held in the Company’s pension plans consist mainly of the following:

  Cash and short-term investments consist primarily of highly liquid securities which ensure adequate cash flows are available to cover near-term benefit payments. Short-term investments are mainly obligations issued by Canadian chartered banks.
  Bonds include bond instruments, issued or guaranteed by governments and corporate entities, as well as corporate notes and investments in emerging market debt funds. As at December 31, 2016, 66% (2015 - 74%) of bonds were issued or guaranteed by Canadian, U.S. or other governments. Mortgages consist of mortgage products which are primarily conventional or participating loans secured by commercial properties.
  Private debt includes participations in private debt funds focused on generating steady yields.
  Equity investments include primarily publicly traded securities, well diversified by country, issuer and industry sector and participations in private equity funds, comprised of investments in diversified sectors such as energy and health care. As at December 31, 2016, the most significant allocation to an individual issuer of a publicly traded security was approximately 2% (2015 - 2%) and the most significant allocation to an industry sector was approximately 21% (2015 - 22%).
  Real estate is a diversified portfolio of Canadian land and commercial properties, net of related mortgage debt, if any, and investments in real estate private equity funds.
  Oil and gas investments include petroleum and natural gas properties and listed and non-listed securities of oil and gas companies.
  Infrastructure investments include participations in private infrastructure funds, term loans and notes of infrastructure companies and publicly traded securities of infrastructure and utility companies.
  Absolute return investments are primarily a portfolio of units of externally managed hedge funds, which are invested in various long/short strategies within multi-strategy, fixed income, equities and global macro funds. Managers are monitored on a continuous basis through investment and operational due diligence.
  Risk-based allocation investments are a portfolio of units of externally managed funds where the asset class exposures are managed on a risk-adjusted basis in order to capture asset class premiums.

The plans’ Investment Manager monitors market events and exposures to markets, currencies, commodity prices and interest rates daily. When investing in foreign securities, the plans are exposed to foreign currency risk that may be adjusted or hedged; the effect of which is included in the valuation of the foreign securities. Net of the adjusted or hedged amount, the plans were 64% exposed to the Canadian dollar, 15% to the US dollar, 8% to European currencies, 6% to the Japanese Yen and 7% to various other currencies as at December 31, 2016. Interest rate risk represents the risk that the fair value of the investments will fluctuate due to changes in market interest rates. Sensitivity to interest rates is a function of the timing and amount of cash flows of the interest-bearing assets and liabilities of the plans. Derivatives are used from time to time to adjust the plan asset allocation or exposures to foreign currencies, interest rate or market risks of the portfolio or anticipated transactions. Derivatives are contractual agreements whose value is derived from interest rates, foreign exchange rates, and equity or commodity prices. They may include forwards, futures, options and swaps and are included in investment categories based on their underlying exposure. When derivatives are used for hedging purposes, the gains or losses on the derivatives are offset by a corresponding change in the value of the hedged assets. To manage credit risk, established policies require dealing with counterparties considered to be of high credit quality.

Overall return in the capital markets and the level of interest rates affect the funded status of the Company's pension plans, particularly the Company’s main Canadian pension plan. Adverse changes with respect to pension plan returns and the level of interest rates from the date of the last actuarial valuations may have a material adverse effect on the funded status of the plans and on the Company’s results of operations.

The following tables present the fair value of plan assets as at December 31, 2016 and 2015 by asset class:

	Fair value measurements at December 31, 2016
In millions	Total	Level 1	Level 2	Level 3	NAV (1)
Cash and short-term investments (2)	$571	$83	$488	$-	$-
Bonds (3)
Canada, U.S. and supranational	1,418	-	1,418	-	-
Provinces of Canada and municipalities	2,384	-	2,384	-	-
Corporate	1,475	-	1,475	-	-
Emerging market debt	509	-	509	-	-
Mortgages (4)	106	-	106	-	-
Private debt (5)	226	-	-	-	226
Equities (6)
Canadian	1,846	1,670	-	-	176
U.S.	997	949	-	-	48
International	3,853	3,853	-	-	-
Real estate (7)	383	-	-	324	59
Oil and gas (8)	1,076	336	18	722	-
Infrastructure (9)	805	-	92	-	713
Absolute return funds (10)		-	-	-	-
Multi-strategy	1,005	-	-	-	1,005
Fixed income	304	-	-	-	304
Equity	35	-	-	-	35
Global macro	428	-	-	-	428
Risk-based allocation (11)	311	-	-	-	311
Total	$17,732	$6,891	$6,490	$1,046	$3,305
Other (12)	99
Total plan assets	$17,831

	Fair value measurements at December 31, 2015
In millions	Total	Level 1	Level 2	Level 3	NAV (1)
Cash and short-term investments (2)	$389	$47	$342	$-	$-
Bonds (3)
Canada, U.S. and supranational	1,280	-	1,280	-	-
Provinces of Canada and municipalities	2,611	-	2,611	-	-
Corporate	911	-	911	-	-
Emerging market debt	471	-	471	-	-
Mortgages (4)	127	-	127	-	-
Private debt (5) (13)	203	-	-	-	203
Equities (6)
Canadian (13)	1,743	1,532	-	-	211
U.S.	1,236	1,236	-	-	-
International	4,315	4,315	-	-	-
Real estate (7)	357	-	-	331	26
Oil and gas (8)	1,012	234	12	766	-
Infrastructure (9) (13)	847	10	102	-	735
Absolute return funds (10)
Multi-strategy	714	-	-	-	714
Fixed income	440	-	-	-	440
Equity	261	-	-	-	261
Global macro	499	-	-	-	499
Risk-based allocation (11)	422	-	-	-	422
Total	$17,838	$7,374	$5,856	$1,097	$3,511
Other (12)	79
Total plan assets	$17,917
Level 1: Fair value based on quoted prices in active markets for identical assets.
Level 2: Fair value based on other significant observable inputs.
Level 3: Fair value based on significant unobservable inputs.
NAV: Investments measured at net asset value as a practical expedient.
		Footnotes to the table follow on the next page.

The following table reconciles the beginning and ending balances of the fair value of investments classified as Level 3:

	Fair value measurements based on significant unobservable inputs (Level 3)

In millions		Real estate (7)	Oil and gas (8)	Total
Balance at December 31, 2014		$317	$1,008	$1,325
	Actual return relating to assets still held at the reporting date	34	(213)	(179)
	Purchases	23	-	23
	Sales	(3)	-	(3)
	Disbursements	(40)	(29)	(69)
Balance at December 31, 2015		$331	$766	$1,097
	Actual return relating to assets still held at the reporting date	15	(24)	(9)
	Purchases	1	-	1
	Disbursements	(23)	(20)	(43)
Balance at December 31, 2016		$324	$722	$1,046

(1)	As a result of the retrospective adoption of ASU 2015-07, investments measured at net asset value as a practical expedient are no longer categorized within the fair value hierarchy. See Note 2 - Recent accounting pronouncements for additional information.
(2)	Cash and short-term investments are valued at cost, which approximates fair value, and are categorized as Level 1 and Level 2 respectively.
(3)	Bonds, excluding emerging market debt funds, are valued using mid-market prices obtained from independent pricing data suppliers. When prices are not available from independent sources, the fair value is based on the present value of future cash flows using current market yields for comparable instruments. Emerging market debt funds are valued based on the net asset value which is readily available and published by each fund’s independent administrator. All bonds are categorized as Level 2.
(4)	The fair value of $106 million (2015 - $127 million) of mortgages categorized as Level 2 is based on the present value of future net cash flows using current market yields for comparable instruments.
(5)	Private debt investments of $226 million (2015 - $203 million) are based on the net asset value as reported by each fund’s manager, generally using a discounted cash flow analysis.
(6)	The fair value of equity investments categorized as Level 1 is based on quoted prices in active markets for identical assets. The fair value of $176 million (2015 - $211 million) of Canadian equity investments categorized as NAV consist mainly of investments in energy related private equity funds and is based on the net asset value as reported by each fund’s manager. The fair value of $48 million (2015 - $nil) of U.S. equity investments categorized as NAV consist of an investment in a U.S. private equity fund and is based on the net asset value as reported by the fund’s manager.
(7)	The fair value of real estate investments of $324 million (2015 - $331 million) includes land and buildings net of related mortgage debt of $nil (2015 - $4 million) and is categorized as Level 3. Land is valued based on the fair value of comparable assets, and buildings are valued based on the present value of estimated future net cash flows or the fair value of comparable assets. Independent valuations of land and buildings are performed triennially on a rotational basis. Mortgage debt is valued based on the present value of future cash flows using current market yields for comparable instruments. The fair value of investments of $59 million (2015 - $26 million) in real estate private equity funds is based on the net asset value as reported by each fund’s manager, generally using a discounted cash flow analysis or earnings multiples.
(8)	Oil and gas investments categorized as Level 1 are valued based on quoted prices in active markets. Investments in oil and gas equities traded on a secondary market are valued based on the most recent transaction price and are categorized as Level 2. Investments of $722 million (2015 - $766 million) categorized as Level 3 consist of operating oil and gas properties and the fair value is based on estimated future net cash flows that are discounted using prevailing market rates for transactions in similar assets. The future net cash flows are based on forecasted oil and gas prices and projected future annual production and costs.
(9)	Infrastructure investments of $nil (2015 - $10 million) categorized as Level 1 are valued based on quoted prices in active markets for identical assets, $92 million (2015 - $102 million) of term loans and notes of infrastructure companies categorized as Level 2 are valued based on the present value of future cash flows using current market yields for comparable instruments and $713 million (2015 - $735 million) of infrastructure funds categorized as NAV are valued based on the net asset value as reported by each fund’s manager, generally using a discounted cash flow analysis or earnings multiples.
(10)	Absolute return investments are valued using the net asset value as reported by each fund’s independent administrator. All absolute return investments have contractual redemption frequencies, ranging from monthly to annually, and redemption notice periods varying from 5 to 90 days.
(11)	Risk-based allocation investments are valued using the net asset value as reported by each fund’s independent administrator. All funds have contractual redemption frequencies ranging from daily to annually, and redemption notice periods varying from 5 to 60 days.
(12)	Other consists of operating assets of $163 million (2015 - $119 million) and liabilities of $64 million (2015 - $40 million) required to administer the Trusts' investment assets and the plans' benefit and funding activities. Such assets are valued at cost and have not been assigned to a fair value category.
(13)	Certain assets in the 2015 comparative figures have been reclassified from infrastructure to private debt and Canadian equities in the amounts of $203 million and $187 million, respectively, to conform to the current year’s presentation.

Obligations and funded status for defined benefit pension and other postretirement benefit plans

		Pensions		Other postretirement benefits
In millions	Year ended December 31,	2016	2015	2016	2015
Change in benefit obligation
Projected benefit obligation at beginning of year		$17,081	$17,279	$269	$267
Amendments		-	1	-	-
Interest cost		543	650	8	10
Actuarial loss (gain) on projected benefit obligation		614	(112)	10	(8)
Current service cost		124	152	2	3
Plan participants’ contributions		53	58	-	-
Foreign currency changes		(10)	55	(2)	14
Benefit payments, settlements and transfers		(1,039)	(1,002)	(17)	(17)
Projected benefit obligation at end of year (1)		$17,366	$17,081	$270	$269
Component representing future salary increases		(328)	(334)	-	-
Accumulated benefit obligation at end of year		$17,038	$16,747	$270	$269
Change in plan assets
Fair value of plan assets at beginning of year		$17,917	$17,761	$-	$-
Employer contributions		144	108	-	-
Plan participants’ contributions		53	58	-	-
Foreign currency changes		(5)	34	-	-
Actual return on plan assets		761	958	-	-
Benefit payments, settlements and transfers		(1,039)	(1,002)	-	-
Fair value of plan assets at end of year (1)		$17,831	$17,917	$-	$-

Funded status - Excess (deficiency) of fair value of plan assets over
projected benefit obligation at end of year		$465	$836	$(270)	$(269)

(1)	For the CN Pension Plan, as at December 31, 2016, the projected benefit obligation was $16,078 million (2015 - $15,794) and the fair value of plan assets was $16,933 million (2015 - $17,038 million). The measurement date of all plans is December 31.

Amounts recognized in the Consolidated Balance Sheets
		Pensions		Other postretirement benefits
In millions	December 31,	2016	2015	2016	2015
Noncurrent assets - Pension asset		$907	$1,305	$-	$-
Current liabilities (Note 9)		-	-	(18)	(18)
Noncurrent liabilities - Pension and other postretirement benefits		(442)	(469)	(252)	(251)
Total amount recognized		$465	$836	$(270)	$(269)

Amounts recognized in Accumulated other comprehensive loss (Note 15)
		Pensions		Other postretirement benefits
In millions	December 31,	2016	2015	2016	2015
Net actuarial gain (loss) (1)		$(2,888)	$(2,204)	$6	$21
Prior service cost (2)		$(14)	$(17)	$(2)	$(4)

(1)	In 2017, the net actuarial loss for defined benefit pension plans and net actuarial gain for other postretirement benefits that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost (income) are estimated to be $189 million and $4 million, respectively.
(2)	In 2017, the prior service cost for defined benefit pension plans and other postretirement benefits that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost (income) are estimated to be $4 million and $1 million, respectively.

Information for the pension plans with an accumulated benefit obligation in excess of plan assets

		Pensions		Other postretirement benefits
In millions	December 31,	2016	2015	2016	2015
Projected benefit obligation		$637	$743	N/A	N/A
Accumulated benefit obligation		$574	$656	N/A	N/A
Fair value of plan assets		$207	$274	N/A	N/A

Components of net periodic benefit cost (income) for defined benefit pension and other postretirement benefit plans

Pensions	Other postretirement benefits
In millions	Year ended December 31,	2016	2015	2014	2016	2015	2014
Current service cost	$124	$152	$132	$2	$3	$2
Interest cost	543	650	711	8	10	12
Settlement loss	10	4	3	-	-	-
Expected return on plan assets	(1,018)	(1,004)	(978)	-	-	-
Amortization of prior service cost	3	4	4	2	1	2
Amortization of net actuarial loss (gain)	177	228	124	(5)	(4)	(4)
Net periodic benefit cost (income)	$(161)	$34	$(4)	$7	$10	$12

Weighted-average assumptions used in accounting for defined benefit pension and other postretirement benefit plans

Pensions	Other postretirement benefits
December 31,	2016	2015	2014	2016	2015	2014
To determine projected benefit obligation
Discount rate (1)	3.81%	3.99%	3.87%	3.96%	4.14%	3.86%
Rate of compensation increase (2)	2.75%	2.75%	3.00%	2.75%	2.75%	3.00%
To determine net periodic benefit cost (income)
Rate to determine current service cost (3)	4.24%	3.87%	4.73%	4.59%	3.86%	4.69%
Rate to determine interest cost (3)	3.27%	3.87%	4.73%	3.35%	3.86%	4.69%
Rate of compensation increase (2)	2.75%	3.00%	3.00%	2.75%	3.00%	3.00%
Expected return on plan assets (4)	7.00%	7.00%	7.00%	N/A	N/A	N/A

(1)	The Company’s discount rate assumption, which is set annually at the end of each year, is determined by management with the aid of third-party actuaries. The discount rate is used to measure the single amount that, if invested at the measurement date in a portfolio of high-quality debt instruments with a rating of AA or better, would provide the necessary cash flows to pay for pension benefits as they become due. For the Canadian pension and other postretirement benefit plans, future expected benefit payments are discounted using spot rates based on a derived AA corporate bond yield curve for each maturity year.
(2)	The rate of compensation increase is determined by the Company based upon its long-term plans for such increases.
(3)	In 2015 and prior years, current service cost and interest cost were determined using the discount rate used to measure the projected benefit obligation at the beginning of the period. Beginning in 2016, as described in the "Adoption of the spot rate approach" section of this Note, the Company adopted the spot rate approach to measure current service cost and interest cost for all defined benefit pension and other postretirement benefit plans.
(4)	The expected long-term rate of return is determined based on expected future performance for each asset class and is weighted based on the investment policy. For 2016, the Company used a long-term rate of return assumption of 7.00% on the market-related value of plan assets to compute net periodic benefit cost (income). The Company has elected to use a market-related value of assets, whereby realized and unrealized gains/losses and appreciation/depreciation in the value of the investments are recognized over a period of five years, while investment income is recognized immediately. In 2017, the Company will maintain the expected long-term rate of return on plan assets at 7.00% to reflect management's current view of long-term investment returns.

Expected future benefit payments
The following table provides the expected benefit payments for pensions and other postretirement benefits for the next five years and the subsequent five-year period:
In millions	Pensions	Other postretirement benefits
2017	$1,032	$18
2018	$1,038	$18
2019	$1,045	$18
2020	$1,049	$18
2021	$1,052	$17
Years 2022 to 2026	$5,215	$81

Defined contribution and other plans

The Company maintains defined contribution pension plans for certain salaried employees as well as certain employees covered by collective bargaining agreements. The Company also maintains other plans including a Section 401(k) savings plan for certain U.S. based employees. The Company’s contributions under these plans were expensed as incurred and, in 2016, amounted to $18 million (2015 - $18 million; 2014 - $16 million).

Contributions to multi-employer plan

Under collective bargaining agreements, the Company participates in a multi-employer benefit plan named the Railroad Employees National Early Retirement Major Medical Benefit Plan which provides certain postretirement health care benefits to certain retirees. The Company’s contributions under this plan were expensed as incurred and amounted to $12 million in 2016 (2015 - $10 million; 2014 - $10 million). The annual contribution rate for the plan was $178.45 per month per active employee for 2016 (2015 - $140.54). The plan covered 416 retirees in 2016 (2015 - 777 retirees).

Adoption of the spot rate approach

In 2016, the Company adopted the spot rate approach to measure current service cost and interest cost for all defined benefit pension and other postretirement benefit plans on a prospective basis as a change in accounting estimate. In 2015 and in prior years, these costs were determined using the discount rate used to measure the projected benefit obligation at the beginning of the period.

The spot rate approach enhances the precision to which current service cost and interest cost are measured by increasing the correlation between projected cash flows and spot discount rates corresponding to their maturity. Under the spot rate approach, individual spot discount rates along the same yield curve used in the determination of the projected benefit obligation are applied to the relevant projected cash flows for current service cost at the relevant maturity. More specifically, current service cost is measured using the cash flows related to benefits expected to be accrued in the following year by active members of a plan and interest cost is measured using the projected cash flows making up the projected benefit obligation multiplied by the corresponding spot discount rate at each maturity. Use of the spot rate approach does not affect the measurement of the projected benefit obligation.

Based on bond yields prevailing at December 31, 2015, the single equivalent discount rates used to determine current service cost and interest cost under the spot rate approach in 2016 were 4.24% and 3.27%, respectively, compared to 3.99% for both costs under the approach applicable to 2015 and prior years. For 2016, the Company estimates the adoption of the spot rate approach increased net periodic benefit income by approximately $130 million compared to the approach applicable in 2015 and prior years.

Based on bond yields prevailing at December 31, 2016, the single equivalent discount rates used to determine current service cost and interest cost under the spot rate approach in 2017 are 4.11% and 3.15%, respectively.